Shareholders' Equity	12 Months Ended
May 31, 2020
Equity [Abstract]
Shareholders' Equity

Note 5 .Shareholders’ equity

The Company has 490,000,000 shares of common stock authorized with a par value of $0.001 per share as of May 31, 2020 and 2019.

Effective July 9, 2019 we changed our name from Global Entertainment Corp to CXJ Group Co., Limited. On July 12, 2019, the Company effectuated a 1 for 200 reverse stock split, while the authorized shares of common stock and preferred shares totally had been increased to 500,000,000. As a result of the foregoing we changed our trading symbol from GNTP and began trading as ECXJ on August 5, 2019.

On October 4, 2019, Xinrui Wang (the “Seller”), entered into a Stock Purchase Agreement to pursuant to which the Seller agreed to sell to Wenbin Mao and Baiwan Niu (the “Purchasers”), totaling 1,500,000 preferred stock of the Company (“Shares”) owned by the Seller, for an amount of $1,500. On October 8, 2019, Xinrui Wang, Wenbin Mao and Baiwan Niu effectuated a 1 for 10 conversion to convert all their preferred stock totaling 10,000,000 to 100,000,000 common shares. As a result of the conversion, there was no preferred stock outstanding of the Company as of October 8, 2019.

On May 28, 2020, we consummated the transactions contemplated by the Share Exchange Agreement among the Company, CXJ Investment Group Company Limited, a British Virgin Islands Corporation (“CXJ”) and the shareholder of CXJ, pursuant to which we acquired all the ordinary shares of CXJ in exchange for the issuance to the shareholder of CXJ of an aggregate of 1,364,800 shares of the Company. The shareholder is the selling security holder in this prospectus and are all affiliates. As a result of the transactions contemplated by the Share Exchange, CXJ became a wholly-owned subsidiary of the Company.